Stock-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation

12. Stock-Based Compensation

The Company’s employees have historically participated in MTW’s stock-based compensation plans. Stock-based compensation expense has been allocated to the Company based on the awards and terms previously granted to its employees. Until consummation of the Spin-Off, the Company continued to participate in MTW’s stock-based compensation plans and record stock-based compensation expense based on the stock-based awards granted to the Company’s employees.

The Company adopted the MFS 2016 Omnibus Incentive Compensation Plan (the “2016 Plan”), under which it makes equity-based and cash-based incentive awards to attract, retain, focus and motivate executives and other selected employees, directors, consultants and advisors. The 2016 Plan is intended to accomplish these objectives by offering participants the opportunity to acquire shares of MFS common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation under the 2016 Plan. In addition, the 2016 Plan permits the issuance of awards (“Replacement Awards”) in partial substitution for awards relating to shares of common stock of MTW that were outstanding immediately prior to the Spin-Off.

The Company’s Compensation Committee administers the 2016 Plan (the “Administrator”). The 2016 Plan authorizes the Administrator to interpret the provisions of the 2016 Plan; prescribe, amend and rescind rules and regulations relating to the 2016 Plan; correct any defect, supply any omission, or reconcile any inconsistency in the 2016 Plan, any award or any agreement covering an award; and make all other determinations necessary or advisable for the administration of the 2016 Plan, in each case in its sole discretion.

The 2016 Plan permits the granting of stock options (including incentive stock options), stock appreciation rights, restricted stock awards, restricted stock units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of stock-based awards. Under the 2016 Plan 16.2 million shares of MFS common stock have been reserved for issuance, all of which may be issued upon the exercise of incentive stock options. These numbers may be adjusted in the event of certain corporate transactions or other events specified in the 2016 Plan.

Following the Spin-Off in March 2016, MFS granted long-term stock-based incentive awards under the 2016 Plan to its executive officers. The long-term stock-based incentive awards consisted of stock options with 4-year ratable vesting (25% of the aggregate grant value of the long-term incentive award) and performance shares (75% of the aggregate grant value of the long-term incentive award) that will be earned or forfeited based on performance as measured by cumulative fully diluted earnings per share and return on invested capital over a 3-year performance period. The details of these awards to the Company’s named executive officers will be disclosed as required by applicable SEC regulations in the Company’s proxy statement for its annual meeting in 2017.

Total stock-based compensation expense was $1.8 million and $0.6 million for the three months ended June 30, 2016 and 2015, respectively. The three months ended June 30, 2016 also included $0.3 million of additional separation expense recorded as a result of the modification of certain MTW restricted stock unit awards to pay out at target upon consummation of the Spin-Off. Total stock-based compensation expense was $2.6 million and $1.6 million for the six months ended June 30, 2016 and 2015, respectively. The six months ended June 30, 2016 also included $0.8 million of additional separation expense recorded as a result of the modification of certain MTW restricted stock unit awards to pay out at target upon consummation of the Spin-Off.

The Company recognizes stock-based compensation expense over the stock-based awards’ vesting period.

The Company granted options to acquire 0.3 million and 0.1 million shares of common stock to employees during the six months ended June 30, 2016 and 2015, respectively. In addition, the Company issued a total of 0.3 million restricted stock units to employees and directors during the six months ended June 30, 2016, and 0.2 million restricted stock units to employees and directors during the six months ended June 30, 2015. The restricted stock units granted to employees in 2015 and 2016 vest on the third anniversary of the grant date. The restricted stock units granted to directors in 2015 vest on the second anniversary of the grant date.

15. Stock-Based Compensation

During the periods presented certain employees of MFS participated in stock-based compensation plans sponsored by MTW. Under these stock-based compensation plans, MTW provided awards to employees of MFS with restricted common stock, restricted stock units, and stock options to purchase shares of Manitowoc. Because MFS employees provide services in consideration for their participation in MFS’ plans, the stock-based compensation expense for the awards granted to MFS employees has been reflected in the combined financial statements. See Note 23, “Net Parent Company Investment and Related Party Transactions” for further information on corporate allocations.

MFS recognizes expense for all stock-based compensation on a straight-line basis over the vesting period of the entire award.

Total stock-based compensation expense before tax was $2.3 million, $2.4 million and $3.5 million during 2015, 2014, and 2013, respectively. In 2015, the company also recognized $0.5 million of expense before tax related to restricted stock retention awards.

Stock Options

Any option granted to directors of MTW were exercisable immediately upon granting and expire ten years subsequent to the grant date. For all outstanding grants made to officers and employees prior to 2011, options become exercisable in 25% increments annually over a four-year period beginning on the second anniversary of the grant date and expire ten years subsequent to the grant date. Starting with 2011 grants to officers and directors, such options become exercisable in 25% increments annually over a four-year period beginning on the first anniversary of the grant date and expire ten years subsequent to the grant date.

MTW granted options to MFS employees to acquire 0.4 million, 0.1 million and 0.1 million shares of common stock during 2015, 2014, and 2013, respectively. Stock-based compensation expense is calculated by estimating the fair value of incentive and non-qualified stock options at the time of grant and is amortized over the stock options’ vesting period. MFS recognized $0.6 million ($0.4 million after taxes), $0.9 million ($0.5 million after taxes) and $1.7 million ($1.0 million after taxes) of compensation expense associated with stock options during 2015, 2014, and 2013, respectively.

A summary of MFS’ stock option activity is as follows (in millions, except weighted average exercise price per share):

	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value
Options outstanding as of January 1, 2015	0.7	$15.90
Additional options transferred and outstanding as of January 1, 2015	0.5	16.31

Total options outstanding as of January 1, 2015	1.2	16.31
Granted	0.4	19.59
Exercised	(0.2)	9.08
Cancelled	—	22.26

Options outstanding as of December 31, 2015	1.4	$17.70	$3.2

Options exercisable as of:

December 31, 2015	1.0	$16.91	$3.2

The outstanding stock options at December 31, 2015 have a range of exercise prices from $4.41 to $43.33 per share. The following table shows the options outstanding and exercisable by range of exercise prices at December 31, 2015 (in millions, except range of exercise price per share, weighted average remaining contractual life and weighted average exercise price):

Range of Exercise Price per Share	Outstanding Options	Weighted Average Remaining Contractual Life (Years)	Weighted Average Exercise Price	Exercisable Options	Weighted Average Exercise Price
$ 4.41 - $11.34	0.2	2.9	$4.41	0.2	$4.41
$11.35 - $18.13	0.4	5.4	13.79	0.3	12.72
$18.14 - $26.09	0.4	5.2	20.13	0.3	19.70
$26.10 - $29.06	0.1	0.3	26.10	—	26.10
$29.07 - $38.86	0.2	3.7	29.27	0.1	29.34
$38.87 - $43.33	0.1	1.9	39.27	0.1	39.27

	1.4	4.3	$17.70	1.0	$16.91

MFS uses the Black-Scholes valuation model to value stock options. MFS used historical stock prices for MTW shares of common stock as the basis for its volatility assumption. The assumed risk-free rates were based on ten-year U.S. Treasury rates in effect at the time of grant. The expected option life represents the period of time that the options granted are expected to be outstanding and is based on historical experience.

As of December 31, 2015, MFS has $1.4 million of unrecognized compensation expense before tax related to stock options, which will be recognized over a weighted average period of 3.3 years.

The weighted average fair value of options granted per share during the years ended December 31, 2015, 2014, and 2013 was $9.71, $14.83, and $9.00, respectively. The fair value of each option grant was estimated at the date of grant using the Black-Scholes option-pricing method with the following assumptions:

	2015	2014	2013
Expected Life (years)	6.0	6.0	6.0
Risk-free Interest rate	1.8%	1.9%	1.1%
Expected volatility	56.0%	55.0%	56.0%
Expected dividend yield	0.3%	0.4%	0.6%

For the years ended December 31, 2015, 2014, and 2013 the total intrinsic value of stock options exercised was $1.8 million, $8.0 million, and $1.5 million, respectively.

Restricted Stock Units

MTW granted restricted performance stock units of 0.2 million, 0.1 million and 0.1 million in 2015, 2014, and 2013, respectively. The restricted stock units are earned either based on service over the vesting period, or based on service over the vesting period on the extent to which performance goals are met over the applicable performance period (“performance shares”). The performance goals and the applicable performance period vary for each grant year. MFS recognized $1.7 million ($1.1 million after taxes), $0.9 million ($0.6 million after taxes) and $1.0 million ($0.6 million after taxes) of compensation expense associated with restricted stock units during 2015, 2014 and 2013, respectively.

The restricted stock units granted to employees in 2015 generally vest on the third anniversary of the grant date, assuming continued employment. The restricted stock units granted to directors in 2015 generally vest on the second anniversary of the grant date, assuming continued service. Performance shares were not granted in 2015 due to anticipated separation.

The restricted stock units granted to employees in 2014 vest on the third anniversary of the grant date. The restricted stock units granted to directors in 2014 vest on the second anniversary of the grant date. The performance shares granted in 2014 are earned based on the extent to which performance goals are met by MFS over a three-year period from January 1, 2014 to December 31, 2016. The performance goals for the performance shares granted in 2014 are based fifty percent (50%) on total shareholder return relative to a peer group of companies over the three-year period and fifty percent (50%) on EVA® improvement over the three-year period. In view of the Spin-Off, the Board of MTW prior to the Spin-Off agreed that the 2014 performance share award would be paid-out at target at the end of the three-year performance period. Depending on the foregoing factors, the number of shares awarded could range from zero to 0.1 million for the 2014 performance share grants. For these awards, the expense is based on the fair value of MTW’s shares as of the grant date for the EVA® improvement criteria and a Monte Carlo model for the total shareholder return criteria.

The performance shares granted in 2013 were earned based on the extent to which performance goals are met by MFS over a three-year period from January 1, 2013 to December 31, 2015. The performance goals for the performance shares granted in 2013 were based fifty percent (50%) on total shareholder return relative to a peer group of companies over the three-year period and fifty percent (50%) on debt reduction over the three-year period. These awards were earned at 78.6% of target, which resulted in a payout of 0.1 million shares in 2016. For these awards, the expense was based on the fair value of the company’s shares as of the grant date for the debt reduction criteria and a Monte Carlo model for the total shareholder return criteria.

A summary of activity for restricted stock units for the year ended December 31, 2015 is as follows (in millions except weighted average grant date fair value):

	Shares	Weighted Average Grant Date Fair Value
Unvested as of January 1, 2015	0.2	$30.72
Granted	0.2	21.67
Vested	(0.1)	24.82
Cancelled	(0.1)	24.11

Unvested as of December 31, 2015	0.2	$24.50

As of December 31, 2015, MFS had $1.7 million of unrecognized compensation expense before tax related to restricted performance stock units which will be recognized over a weighted average period of 1.8 years.